Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

We do not have a formal written policy in place with regard to the timing of awards of options in relation to the disclosure by us of material nonpublic information, but the Board and the Compensation Committee do not seek to time equity grants to take advantage of information, either positive or negative, about the Corporation that has not been publicly disclosed. The Board and Compensation Committee grant awards without regard to the share price or the timing of the release of material nonpublic information and does not time grants for the purpose of affecting the value of executive compensation. During the fiscal year ended December 31, 2025, no options or stock appreciation rights were granted to our named executive officers.

Award Timing MNPI Considered	false
MNPI Disclosure Timed for Compensation Value	false